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                                                                    EXHIBIT 23.1







                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Mobility Electronics, Inc.:

We consent to the use of our report incorporated by reference herein and in the registration statement on Form S-8.


                                                       /s/ KPMG LLP


Phoenix, Arizona
September 10, 2001